Exhibit 10.48

LOAN AGREEMENT

THIS LOAN AGREEMENT (the “Agreement”) is made as of the 14th day of December, 2006 by and between APPLE REIT SEVEN, INC., a Virginia corporation (the “Company”), and WACHOVIA BANK, NATIONAL ASSOCIATION a national banking association (the “Lender”).

STATEMENT OF PURPOSE

The Company has requested the Lender to extend to the Company a loan to provide proceeds for working capital and short-term acquisition funding and the Lender has agreed to do so on the terms and subject to the conditions set forth herein. All capitalized terms not otherwise defined herein are defined in Paragraph 10 hereof.

Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.	Loan Terms.

1(a) Loan. Subject to the conditions set forth herein, the Lender agrees that, so long as no Event of Default has occurred and is continuing, it shall advance to the Company, from time to time from the date hereof until the day immediately preceding the Maturity Date, up to an aggregate outstanding principal amount equal to the Aggregate Commitment (such advances, the “Loan”). So long as no Event of Default has occurred and is continuing, amounts repaid by the Company prior to the Maturity Date may be reborrowed by the Company, provided that the aggregate principal amount outstanding at any time shall not exceed the Aggregate Commitment.

1(b) Interest Rate. The Loan shall bear interest at the Applicable LIBOR Rate, except as otherwise provided herein.

1(c) Payment of Interest. The Company shall pay to the Lender interest on the Loan from the date of initial funding of the Loan to but not including the date of payment. Interest payable while the Loan is a LIBOR Loan shall be payable in arrears on the last Business Day of each applicable Interest Period, and interest payable while the Loan is a Prime Rate Loan shall be payable monthly, in arrears, as provided in Paragraph 2(m) below.

1(d) Request for Loan. If the Company desires to have the Lender make an advance under the Loan, the Chief Financial Officer or President of the Company shall make a Loan Request to the Lender no later than 12:00 p.m. on the proposed funding date. The Lender shall make available the amount of the proposed advance to the Company on the same date.

1(e) Intentionally Omitted.

1(f) Payment of Commitment Fee. The Company shall pay to the Lender a commitment fee in the amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) (the “Commitment Fee”) on the date of closing of the Loan, which fee shall be fully earned by the Lender as of such date and shall be non-refundable.

2.	Miscellaneous Lending Provisions.

2(a) Use of Proceeds. The proceeds of the Loan shall be used by the Company solely for working capital and short-term acquisition funding.

2(b) Note. The obligations of the Company to repay the Loan shall be evidenced by a note payable to the order of the Lender in the form attached hereto as Exhibit A (as amended, restated or supplemented from time to time, the “Note”).

2(c) Repayment of Principal. Subject to the prepayment requirements of Paragraph 2(k) below, the Company shall pay the then principal amount of the Loan and any accrued and unpaid interest on the Maturity Date.

2(d) Inability to Determine Rate. If the Lender determines (which determination shall be conclusive and binding upon the Company, provided such determination is made on a reasonable basis) that by reason of circumstances affecting the London interbank eurodollar market adequate and reasonable means do not exist for ascertaining the LIBOR Rate for any Interest Period, then the Lender shall forthwith give facsimile notice of such determination, confirmed in writing, to the Company. If such notice is given, the Loan shall be converted on the last day of the then current Interest Period to a Prime Rate Loan. Until such notice has been withdrawn by the Lender, the Company shall not have the right to maintain the Loan as a LIBOR Loan. The Lender shall withdraw such notice in the event that the circumstances giving rise thereto no longer obtain and that adequate and reasonable means exist for ascertaining the LIBOR Rate, and following withdrawal of such notice by the Lender, the Loan shall be maintained as a LIBOR Loan in accordance with the terms and conditions of this Agreement.

2(e) Illegality. Notwithstanding any other provisions herein, if any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for the Lender to make or maintain the Loan as a LIBOR Loan as contemplated by this Agreement, the Lender shall forthwith give facsimile notice to the Company of such illegality, and upon giving such notice, the Loan shall be converted automatically to a Prime Rate Loan at the end of the respective Interest Period or within such earlier period as required by law. If subsequently Lender determines that the cause of such illegality has ceased to exist, Lender will notify the Company by facsimile notice, and the Loan shall thereafter be maintained as a LIBOR Loan in accordance with the terms and conditions of this Agreement.

2(f) Requirements of Law; Increased Costs. In the event that any change subsequent to the date hereof in any applicable law, order, regulation, treaty or directive issued by any central bank or other Governmental Authority, or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any central bank or other Governmental Authority:

(1) subjects the Lender to any tax of any kind whatsoever with respect to this Agreement or the Loan made hereunder, or change the basis of taxation of payments to the Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of the Lender);

(2) imposes, modifies or holds applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the LIBOR Rate or the Prime Rate; or

(3) imposes on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining the Loan or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Lender or any Person controlling such Lender, then, in any such case, the Company shall, subject to the provisions hereof pay to the Lender within 15 days of written demand made by the Lender, any additional amounts necessary to compensate Lender for such additional cost or reduced amounts receivable or rate of return as determined by Lender with respect to this Agreement or the Loan made hereunder. If Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 2(f), it shall promptly notify the Company of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by Lender to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loan and all other amounts payable hereunder.

2(g) Funding. The Lender shall be entitled to fund all or any portion of the Loan in any manner it may determine in its sole discretion. All calculations and transactions hereunder shall be conducted as though such Lender actually funds the Loan as a LIBOR Loan through the purchase in London of offshore dollar deposits in the amount of the Loan in maturities corresponding to the applicable Interest Period.

2(h) Intentionally Omitted.

2(i) Intentionally Omitted.

2(j) Computations. All computations of interest and fees payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

2(k) Prepayments.

(1) The Company may voluntarily prepay the Loan in whole or in part at any time.

(2) The Company shall pay all interest accrued but unpaid concurrently with the prepayment of any principal.

(3) Unless the Lender elects, in its sole discretion, to exempt any portion of any Equity Proceeds from the requirements of this Paragraph 2(k)(3) upon a request by the Company for any such exemption, the Company shall make mandatory prepayments of principal in an amount equal to one hundred percent (100%) of all Equity Proceeds (the “Mandatory Equity Payments”). Mandatory Equity Payments shall be due and payable to Lender no later than the date described in Paragraph 6(i) hereof. The Aggregate Commitment shall be permanently reduced by the amount of any Mandatory Equity Payment made pursuant to this Paragraph 2(k)(3).

2(l) Intentionally Omitted.

2(m) Interest and Fee Billing and Payment. The Lender shall (1) while the Loan is a LIBOR Loan, in the last day of the applicable Interest Period, and (2) while the Loan is a Prime Rate Loan, on or before the fifth Business Day of each month, deliver to the Company an interest and fee billing for the immediately preceding month or Interest Period, as the case may be, which billing shall set forth interest accrued and payable on the Loan and fees payable hereunder for such period and which billing shall be payable, in the case of a billing delivered pursuant to subparagraph (1) above, on the last day of the applicable Interest Period and, in the case of a billing delivered pursuant to subparagraph (2) above, no later than the second Business Day following receipt thereof by the Company. In the alternative, the Company may, within one (1) Business Day following receipt of such billing by the Company, authorize the Lender by telephone (which authorization shall be promptly followed by a written confirmation thereof) to debit the Company’s accounts maintained with the Lender for the amount of such accrued interest and fees payable.

2(n) Nature and Place of Payments. All payments made on account of the Obligations shall be made without set-off or counterclaim in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority upon the Lender and if received by the Lender by 2:00 p.m. (Charlotte, North Carolina time) such payment will be credited on the Business Day received. If a payment is received after 2:00 p.m. (Charlotte, North Carolina time) by the Lender, such payment will be credited on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate until credited. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

2(o) Post-Maturity Interest. Any Obligations not paid when due (whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to four percent (4%) above the then applicable interest rate, or, if such Obligations do not otherwise bear interest, four percent (4%) above the Applicable Prime Rate.

3.	Intentionally Omitted.

4.	Conditions to Making of the Loan.

4(a) As conditions precedent to the Lender’s obligation to make the initial Loan hereunder:

(1) The Company shall have delivered, and shall have caused the Guarantors to deliver, to the Lender, in form and substance satisfactory to the Lender and its counsel, each of the following:

(A) A duly executed original of this Agreement;

(B) A duly executed original of the Note;

(C) Guaranty agreements, each in the form attached hereto as Exhibit B (collectively, the “Guaranties”) executed by each of the Guarantors in favor of the Lender in which the Guarantors irrevocably and unconditionally guarantee the payment when due, upon maturity, acceleration or otherwise, of the Obligations;

(D) Such credit applications, financial statements, authorizations and such information concerning the Company and the Guarantors and their businesses, operations and conditions (financial and otherwise) as the Lender may reasonably request;

(E) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver the Loan Documents;

(F) A copy of the Articles of Incorporation of the Company certified by the Secretary or an Assistant Secretary of the Company as of the date of this Agreement as being accurate and complete;

(G) A copy of the Bylaws of the Company certified by the Secretary or an Assistant Secretary of the Company as of the date of this Agreement as being accurate and complete;

(H) Resolutions of the Company adopted by the requisite parties authorizing the Company to enter into the Loan and to execute and deliver the Loan Documents to which the Company is a party;

(I) A certificate of the Secretary of State of the State of Virginia, certifying as of a recent date that the Company is in good standing;

(J) A certificate of the Secretary or an Assistant Secretary (or analogous officer) of each of the Guarantors certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver the Loan Documents to which such Guarantor is a party;

(K) A copy of the Articles of Incorporation, Certificate of Limited Partnership or Certificate of Formation, as applicable, of each of the Guarantors certified by the Secretary or an Assistant Secretary (or analogous officer) of such Guarantor as of the date of this Agreement as being accurate and complete;

(L) A copy of the Bylaws, Limited Partnership Agreement or Operating Agreement, as applicable, of each of the Guarantors certified by the Secretary or an Assistant Secretary (or analogous officer) of such Guarantor as of the date of this Agreement as being accurate and complete;

(M) Resolutions of each of the Guarantors adopted by the requisite parties authorizing such Guarantor to execute and deliver the Loan Documents to which such Guarantor is a party;

(N) With respect to each Guarantor, a certificate of the secretary of state of (1) the state in which such Guarantor is organized, and (ii) each state in which such Guarantor (or in which the Guarantor of which such Guarantor is a general partner, if applicable) owns an Owned Hotel, in each case certifying as of a recent date that such Guarantor is in good standing, and

(O) An opinion of counsel for the Company and each of the Guarantors in form and substance satisfactory to the Lender and its counsel.

(2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

(3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the

Loan Documents shall be satisfactory in form and substance to the Lender and its counsel, and all legal and financial due diligence on the Company and the Guarantors and their operations and conditions shall be completed and shall be satisfactory to Lender and its counsel.

(4) The Company shall have paid the Commitment Fee to the Lender.

4(b) As conditions precedent to the Lender’s obligation to make any advance hereunder (including without limitation the initial Loan):

(1) The Company shall have delivered a Loan Request for such advance to the Lender.

(2) The representations and warranties of the Company and the Guarantors contained in the Loan Documents shall be accurate and complete in all material respects as if made on and as of the date of such advance.

(3) There shall not have occurred an Event of Default which is continuing.

(4) Following the funding of the requested advance, the aggregate principal amount outstanding under the Loan Documents shall not exceed the Aggregate Commitment.

By making a Loan Request to the Lender hereunder, the Company and the Guarantors shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs 4(b)(2) through 4(b)(4) above.

5.	Representations and Warranties of the Company.

The Company represents and warrants to the Lender that:

5(a) Corporate Existence; Compliance with Law The Company: (1) is duly organized, validly existing and in good standing as a corporation under the laws of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Company or its property or business or on the ability of the Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company.

5(b) Corporate Power; Authorization; Enforceable Obligations The Company has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents. The Loan Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

5(c) Financial Condition. The financial statements which have been furnished to the Lender, are complete and correct and have been prepared to present fairly, in accordance with GAAP, the financial condition of the Company and its consolidated Subsidiaries at such dates and the results of its operations and changes in financial position for the fiscal periods then ended.

5(d) Ownership of Assets. The Company, either directly or through one or more of the Guarantors, is and will be the sole lawful owner of those hotel assets listed on Schedule III attached hereto (the “Owned Hotels”). The Company, either directly or through one or more of the Guarantors, has full right and title in and to the Owned Hotels, free and clear of any Lien, security interest, pledge, mortgage, adverse claim or right, charge or encumbrance other than as noted on Schedule III as of the date hereof. There exist no outstanding Liens on any assets or properties of the Company or any of its Subsidiaries other than those Liens noted on Schedule III as of the date hereof.

5(e) Contrary Agreements. Neither the Company nor any of its Subsidiaries has made any agreement which (i) prohibits or restricts the pledging or creation of liens upon the Owned Hotels or (ii) creates a lien on the Owned Hotels (other than those agreements granting the Liens noted on Schedule III).

5(f) No Legal Bar. The execution, delivery and performance of the Loan Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company and its Subsidiaries, taken as a whole.

5(g) Consents, etc. No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Company in connection with the execution and delivery of the Loan Documents or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

5(h) Investment Company Act. The Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

5(i) Federal Reserve Board Regulations. The Company is not engaged, and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of the Loan issued hereunder will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

5(j) Subsidiaries. The attached Schedule II is a complete listing of any and all Subsidiaries of the Company.

5(k) Franchise Agreements. To the extent of the Company’s actual control and knowledge, the Company shall, or shall cause its Affiliates to, (i) operate its or their hotels in material compliance with the terms of any Franchise Agreements in effect as of the date hereof (each, a “Franchise Agreement” and collectively, the “Franchise Agreements”); (ii) promptly perform and observe (or cause to be performed or observed) all of the material covenants required to be performed and observed by it or them under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify the Lender of any event of default under the Franchise Agreements of which it or they are aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of the Company’s actual control and knowledge, without Lender’s prior consent, the Company shall not, shall not permit its Affiliates to, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by the Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by the Lender).

5(l) Equity Offerings. The Company represents and warrants to Lender that it is a party to an equity-raising agreement with David Lerner Associates, Inc. (“Lerner”) pursuant to which Lerner has solicited (and shall solicit following the closing of the Loan) equity offerings in the Company.

5(m) Further Documents. The Company agrees to execute and deliver and to cause to be executed and delivered to the Lender from time to time such documents, instruments and agreements as the Lender may reasonably require, which are in the Lender’s reasonable judgment necessary to obtain for the Lender the benefit of the Loan Documents.

5(n) Indebtedness. Neither the Company nor any of its Subsidiaries are a party to any Indebtedness other than (i) the Indebtedness evidenced by the Loan Documents, and (ii) the Indebtedness listed on Schedule III hereto.

6. Affirmative Covenants. The Company hereby covenants and agrees with the Lender that, as long as any Obligations remain unpaid, the Company shall, and shall cause each of its Subsidiaries to:

6(a) Payment of Indebtedness. Pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of the Lender for the payment thereof in the event the Company or any Subsidiary is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company or such Subsidiary.

6(b) Maintenance of Existence and Properties. Maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business.

6(c) Inspection of Property; Books and Records; Audits.

(1) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

(2) Permit: (i) representatives of the Lender, to (A) visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Lender, (but, prior to the occurrence of an Event of Default, only upon not less than two Business Days’ prior notice), and (B) discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees of the Company, and with the independent certified public accountants of the Company, and (ii) representatives of the Lender to conduct periodic operational audits of the business and operations of the Company and its Subsidiaries.

(3) Prepare and deliver to Lender, upon request, for each of its first three (3) fiscal quarters in each fiscal year, beginning with the fiscal quarter in which closing occurs, on or before the forty-fifth (45th) day following the end of such fiscal quarter, a copy of its 10Q report as filed with the Securities and Exchange Commission and for each fiscal year, on or before the forty-fifth (45th) day following the end of such fiscal year, a copy of its 10K report as filed with the Securities and Exchange Commission, in each case certified to be true and correct by the Chief Financial Officer of the Company.

6(d) Notices. Promptly give written notice to the Lender of:

(1) The occurrence of any Potential Default or Event of Default known to responsible management personnel of the Company and the proposed method of cure thereof;

(2) Any litigation or proceeding affecting the Company or any of its Subsidiaries which could reasonably be expected to have a material adverse effect on the business, operations, property, or financial or other condition of the Company and its Subsidiaries, taken as a whole;

(3) A material adverse change known to responsible management personnel of the Company in the business, operations, property or financial or other condition of the Company or any Subsidiary;

(4) A default under the terms of any Indebtedness to which the Company or any Subsidiary is a party (whether or not such default gives rise to the right of the affected lender to accelerate such Indebtedness); and

(5) Any violation of any Requirements of Law or Contractual Obligations to which the Company or any Subsidiary may be subject or a party.

6(e) Expenses and Indemnification. (1) Pay all reasonable out-of-pocket costs and expenses (including fees and disbursements of legal counsel): (A) of the Lender incident to the preparation, negotiation and administration of the Loan Documents, including with respect to or in connection with any waiver or amendment thereof or thereto, (B) of the Lender associated with any periodic audits conducted pursuant to Paragraph 6(c)(2)(ii) above, and (C) of the Lender incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidations reorganization moratorium or other similar proceedings involving the Company or a “workout” of the Obligations.

(2) Defend, indemnify and hold harmless the Lender and its parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim (including, without limitation, any environmental claims or civil penalties or fines assessed by OFAC), investigation, litigation or other proceeding (whether or not the Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement or any other Loan Document or any advances, or any documents, reports or other information provided to the Lender or contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation reasonable attorney’s and consultant’s fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the Lender.

(3) The obligations of the Company under this Paragraph 6(e) shall survive payment of all other Obligations.

6(f) Loan Documents. Comply with and observe all terms and conditions of the Loan Documents applicable to the Company.

6(g) Insurance. Obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable to the Lender, and furnish the Lender on request full information as to all such insurance, and to provide within five (5) days after receipt, certificates or other documents evidencing the renewal of each such policy.

6(h) Distributions During Default. Upon the occurrence of any Event of Default, and for so long as any such Event of Default in ongoing, the Company shall make no dividends or distributions to any equity holder.

6(i) Immediate Receipt of Equity Proceeds. Upon receipt of any Equity Proceeds by Lerner or into any escrow account established by Lerner or the Company to hold such Equity Proceeds, and in no event later than three (3) Business Days after the Company is legally entitled to the use of such Equity Proceeds, then unless the Lender elects, in its sole discretion, to exempt any portion of such Equity Proceeds from the requirements of Paragraph 2(k)(3) upon a request by the Company for any such exemption, it shall make the Mandatory Equity Payments referred to in Paragraph 2(k)(3), to the extent of Equity Proceeds so available.

6(j) Grant of Lien and Security Interest. Immediately upon an Event of Default under paragraph 8, the Company shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, to the Lender mortgages, deeds or trust or such other documents as may be necessary or desirable in the reasonable discretion of the Lender to grant and perfect a first priority security interest in each designated property identified on Schedules III and IV (or, in the case of Hotels subject to permitted Indebtedness as indicated on Schedules III and IV, a second priority security interest to the extent permitted by the documents governing such primary permitted Indebtedness), together with title insurance policies, copies of title exceptions, flood surveys, property surveys, environmental assessments and any other related real property documentation with respect to each such property, all in form and content reasonably acceptable to the Lender and all at the expense of the Company.

6(k) Compliance With Obligations. Laws and Approvals. Observe and remain in compliance in all material respects with all Contractual Obligations and Requirements of Law and maintain in full force and effect all governmental approvals, in each case applicable to the conduct of its business.

6(l) Acquisition of Acquired Hotels: Reporting. The Company has contracted to acquire, through one or more of its Subsidiaries, those Hotels listed on Schedule IV hereto (such Hotels, as acquired, the “Acquired Hotels”); provided, that nothing contained herein shall required the Company (or its Subsidiaries) to acquire all or any of such Hotels. Upon the acquisition by the Company or any Subsidiary of any Acquired Hotel, the Company shall promptly deliver to the Lender such general property information regarding such Acquired Hotel as the Lender shall reasonably request, such information to include a summary of the acquisition transaction, environmental studies and reports regarding the Acquired Hotel, and such other information as the Lender may reasonably request from time to time.

6(m) Financial and Other Reporting. Deliver to the Lender, or cause to be delivered to the Lender, (i) within thirty (30) days after the last day of each calendar month, unaudited consolidated financial statements (balance sheet and income statement) for the Company dated as of the last day of such calendar month for the calendar month then ended, which financial statements shall present fairly, in accordance with GAAP, the financial condition of the Company and its consolidated Subsidiaries at and as of such date and the results of their operations for the calendar month then ended, which statements shall be certified to the Lender by the chief financial officer of the Company; and (ii) within five (5) days after the last day of each calendar month, a report from the Company describing the results of Lerner’s solicitation of equity offerings in the Company, and setting forth the amount of Equity Proceeds raised in such month and the aggregate amount of Equity Proceeds raised during such solicitation.

6(n) Joinder of Additional Guarantors. In the event that, prior to the Maturity Date, any Acquired Hotel which is not subject to permitted Indebtedness listed on Schedule IV shall be acquired by any Subsidiary of the Company (whether now existing or hereafter organized) who is not a Guarantor hereunder, the Company shall cause such acquiring Subsidiary, and shall additionally cause any Subsidiary of the Company which owns, directly or indirectly, any ownership interest in such acquiring Subsidiary and is not a Guarantor hereunder, to (i) execute and deliver to the Lender a Guaranty in favor of the Lender whereunder such Subsidiary shall irrevocably and unconditionally guarantee the payment when due, upon maturity, acceleration or otherwise, of the Obligations, and (ii) to execute and deliver, or deliver, to the Lender those documents, agreements and certificates with respect to such Subsidiary as are listed in subsections (J), (K), (L), (M) and (N) of Paragraph 4(a)(l) above, all at the expense of the Company. In addition, upon request therefor by the Lender, the Company shall (i) cause its counsel to deliver to the Lender an opinion of counsel for such Subsidiary(ies) in form and substance satisfactory to the Lender and its counsel, and (ii) deliver to the Lender such other information regarding such Subsidiary(ies) as the Lender may reasonably request, all at the expense of the Company. Upon the execution and delivery by any such Subsidiary of a Guaranty as provided above, such Subsidiary shall be and shall be considered to be a “Guarantor” for all purposes under the Loan Documents.

7. Negative Covenants. The Company hereby agrees that, as long as any Obligations remain unpaid, the Company shall not at any time, directly or indirectly, and shall not permit any of its Subsidiaries to:

7(a) Consolidation and Merger; Change of Business. Liquidate or dissolve or enter into any consolidation or merger or enter into any partnership, joint venture, syndicate or other combination or make any change in the nature of its business as presently conducted.

7(b) Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, without the prior written consent of Lender.

7(c) Additional Indebtedness. Incur any additional Indebtedness, or permit any Subsidiary to incur any additional Indebtedness, on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by the Company or by any Subsidiary, other than that Indebtedness contemplated on Schedules III and IV hereto; provided, that the maximum amount of any such Indebtedness secured by all Hotels shall not exceed, in the aggregate, the Aggregate Maximum Other Indebtedness Amount.

7(d) Embargoed Person. Permit (1) any of the funds or assets of the Company that are used to repay the Loan to constitute property of, or be beneficially owned directly or, to the Company’s best knowledge, indirectly, by any person subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that are identified on (A) the “List of Specially Designated Nationals and Blocked Persons” maintained by the Office of Foreign Assets Control (OFAC), U.S. Department of the Treasury, and/or to the Company’s best knowledge, as of the date thereof, based upon reasonable inquiry by the Company, on any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or regulation promulgated thereunder, with the result that the investment in the Company (whether directly or indirectly), is prohibited by law, or the Loan made by Lender would be in violation of law, or (B) Executive Order 13224 (September 23, 2001) issued by the President of the United States (“Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”), any related enabling legislation or any other similar Executive Orders, and (2) any Embargoed Person to have any direct interest, and to the Company’s best knowledge, as of the date hereof, based upon reasonable inquiry by the Company, indirect interest, of any nature whatsoever in the Company, as applicable, with the result that the investment in the Company (whether directly or indirectly), is prohibited by law or the Loan is in violation of law.

7(e) Anti-Money Laundering. Permit any of the funds of the Company, as applicable, that are used to repay the Loan to be derived from any unlawful activity, with the result that the investment in the Company or any (whether directly or indirectly), is prohibited by law or the Loan is in violation of law.

7(f) No Contrary Agreements. The Company shall not make, and shall not permit any of its Subsidiaries to make, any agreement which (i) prohibits or restricts the pledging or creation of liens upon any Hotel or (ii) creates a lien on any Hotels (other than those agreements evidencing the Indebtedness contemplated on Schedules III and IV).

8. Events of Default. Upon the occurrence of any of the following events (an “Event of Default”):

8(a) The Company shall fail to pay principal or interest on the Loan, or the fee specified in paragraph l(f), in each case, when due; or

8(b) Any representation or warranty made by the Company or by any Guarantor in any Loan Document or in connection with any Loan Document shall be false or untrue in any material respect on or as of the date made; or

8(c) Glade M. Knight is no longer serving as Chairman of the Board and CEO of the Company; or

8(d) The Company or any Guarantor shall fail to observe or perform any other term or provision contained in the Loan Documents and such failure shall continue for thirty (30) days; or

8(e) The Company or any Guarantor shall default in any payment of principal of or interest on any Indebtedness in the aggregate principal amount of $100,000 or more (and without regard for the dollar amount of the defaulted payment), or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

8(f) (1) The Company or any Guarantor shall commence any case, proceeding or other action (i) relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company or such Guarantor, or seeking to adjudicate the Company or such Guarantor a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or its debts or such Guarantor or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for the Company or such Guarantor or for all or any substantial part of the assets of the Company or such Guarantor, or the Company or any Guarantor shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Company or any Guarantor any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the

Company or any Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of the assets of either of them which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clauses (1), (2) or (3) above; or (5) the Company or any Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

8(g) One or more judgments or decrees in an aggregate amount in excess of $100,000 shall be entered against the Company or any Guarantor and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof;

THEN:

(1) Automatically upon the occurrence of an Event of Default under Paragraph 8(f) above; and

(2) In all other cases under this Paragraph 8, at the option of the Lender;

the principal balance of outstanding Loan and interest accrued but unpaid thereon shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company.

9. Miscellaneous Provisions.

9(a) Assignment. The Company may not assign its rights or obligations under this Agreement without the prior written consent of the Lender. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Lender, and its successors and assigns, and shall be binding upon the Company, and its successors and assigns.

9(b) Amendment. Neither this Agreement nor any of the other Loan Documents may be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Lender and the Company.

9(c) Cumulative Rights: No Waiver. The rights, powers and remedies of the Lender under the Loan Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among the Company and the Lender relating hereto, at law, in equity or otherwise. Any delay or failure by the Lender to exercise any right, power or remedy shall not constitute a waiver thereof by the Lender, and no single or partial exercise by the Lender of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

9(d) Entire Agreement. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

9(e) Survival. All representations, warranties, covenants and agreements on the part of the Company contained in the Loan Documents shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

9(f) Notices. All notices given by any party to the others under the Loan Documents shall be in writing unless otherwise provided for herein, delivered personally or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the party at the address set forth on Schedule I attached hereto. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

9(g) Governing Law/Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina. TO THE EXTENT PERMITTED BY LAW, EACH OF LENDER AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE LOAN DOCUMENTS.

9(h) Counterparts. This Agreement and the other Loan Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

9(i) Binding Arbitration. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Note or any other Loan Document (“Disputes”), between or among parties to the Note or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaim, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the “Arbitration Rules”) of the

American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this paragraph shall not apply to any hedging arrangement that is a Loan Document.

10. Definitions. For purposes of this Agreement, the terms set forth below shall have the following meanings:

“Acquired Hotels” shall have the meaning set forth in Paragraph 6(l) above.

“Affiliate” shall mean, as to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. “Control” as used herein means the power to direct the management and policies of such Person.

“Aggregate Commitment” shall mean $150,000,000.00, as such amount may be permanently reduced from time to time pursuant to Paragraph 2(k)(3) above.

“Aggregate Maximum Other Indebtedness Amount” shall mean the sum of (i) the aggregate maximum amount of indebtedness secured by liens on Owned Hotels as shown on Schedule III hereto and (ii) the aggregate maximum amount of indebtedness secured by liens on Acquired Hotels as shown on Schedule IV hereto.

“Agreement” shall mean this Agreement, as the same may be amended, extended or replaced from time to time.

“Applicable LIBOR Rate” shall mean, with respect to a LIBOR Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/32 of one percent (.03125%)) calculated in accordance with the following formula:

Applicable LIBOR Rate =     LR     + LIBOR Spread

                 1-LRP

where:

LR = LIBOR Rate; and

LRP = LIBOR Reserve Percentage.

“Applicable Prime Rate” shall mean the Prime Rate plus the Prime Rate Spread.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in Charlotte, North Carolina are authorized or obligated to close their regular banking business.

“Commitment Fee” shall have the meaning given such term in Paragraph 1(f) above.

“Company” shall have the meaning given such term in the introductory paragraph hereof.

“Contractual Obligation” as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

“Equity Proceeds” shall mean any and all sums invested in the Company (including dividend reinvestment) on or after the date hereof in the nature of equity including, without limitation, common and preferred stock (whether or nor convertible into common stock), options or warrants to acquire stock, and subordinated debt (whether or not convertible into stock).

“Event of Default” shall have the meaning set forth in Paragraph 8 above.

“Franchise Agreement” shall have the meaning set forth in Paragraph 5(k) above.

“GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guaranties” shall have the meaning set forth in Paragraph 4(a)(l)(C) above.

“Guarantors” shall mean, collectively, APPLE SEVEN HOSPITALITY TEXAS, L.P., a Virginia limited partnership, APPLE SEVEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation, APPLE SEVEN HOSPITALITY SOUTHEAST, L.P., a Virginia limited partnership, SUNBELT-CHM, L.L.C., an Alabama limited liability company, APPLE SEVEN TEXAS GP, INC., a Virginia corporation, APPLE SEVEN TEXAS LP, INC., a Virginia corporation, APPLE SEVEN SOUTHEAST GP, INC., a Virginia corporation, APPLE SEVEN SOUTHEAST LP, INC., a Virginia corporation, APPLE SEVEN HOSPITALITY, INC., a Virginia corporation, and any other Subsidiary of the Company which may become a Guarantor hereunder pursuant to Paragraph 6(n) hereof, and “Guarantor” shall mean any of such Persons, as the context may require.

“Hotels” shall mean, collectively, the Owned Hotels and the Acquired Hotels.

“Indebtedness” of any Person shall mean all items of indebtedness which, in accordance with GAAP and practices thereof, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including: without limitation, all obligations for money borrowed, all amounts for which such Person may be obligated under gestation or other repurchase facilities, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

“Interest Period” shall mean with respect to the Loan while it is a LIBOR Loan, the period commencing on the date hereof and ending one month thereafter, and each subsequent one month period thereafter beginning on the date following the last day of the immediately preceding LIBOR Interest Period.

“Lender” shall have the meaning given such term in the introductory paragraph hereof.

“Lerner” shall have the meaning given such term in Paragraph 5(l) above.

“LIBOR Loan” shall mean the Loan at such time as it is bearing interest at the Applicable LIBOR Rate.

“LIBOR Rate” shall mean, with respect to a LIBOR Loan for any Interest Period, the rate obtained on page 3750 of the Telerate as being the rate at which deposits in immediately available U.S. dollars having a maturity approximately equal to one month are offered to or by reference banks in the London interbank market, as determined by the Lender at the opening of business on the Business Day which is two (2) Business Days preceding the last day of such Interest Period.

“LIBOR Reserve Percentage” shall mean for any day, that percentage expressed as a decimal, which is in effect on such day, as specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum aggregate reserve requirement (including all basis, supplemental, marginal and other reserves) which is imposed on eurocurrency liabilities.

“LIBOR Spread” shall mean two percent (2.00%).

“Lien” shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

“Loan” shall have the meaning given such term in Paragraph l(a) above.

“Loan Documents” shall mean this Agreement, the Note the Guaranties and each other document, instrument and agreement executed by the Company or by any Guarantor in connection herewith, as any of the same may be amended, extended or replaced from time to time.

“Loan Request” shall mean a request by the Company to the Lender of an Advance under this Agreement, which Loan Request shall (i) specify the principal amount of the advance so requested and (ii) contain a certification by the Company that the Company is in compliance with the covenant set forth in Paragraph 7(c) above.

“Mandatory Equity Payments” shall mean have the meaning given such term in Paragraph 2(k)(3) above.

“Maturity Date” shall mean December 14, 2007 12 MONTHS FROM CLOSING as such date may be extended from time to time in writing by the Lender, in its sole discretion.

“Note” shall mean have the meaning given such term in Paragraph 2(b) hereof.

“Obligations” shall mean any and all debts, obligations and liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

“Owned Hotels” shall have the meaning set forth in Paragraph 5(d) above.

“Person” shall mean any corporation, natural person, firm, joint venture, partnerships, trust, unincorporated organization or Governmental Authority.

“Potential Default” shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

“Prime Rate” shall mean a rate per annum equal to the rate announced from time to time by the Lender to be its “Prime Rate” as such “Prime Rate” may change from time to time, said changes to occur on the first date the “Prime Rate” changes; it being understood that the “Prime Rate” is the rate announced by the Lender from time to time as its “Prime Rate” and is not necessarily the lowest interest rate charged by the Lender to its customers.

“Prime Rate Loan” shall mean the Loan at such time as it is bearing interest at the Applicable Prime Rate.

“Prime Rate Spread” shall mean one percent (1.00%).

“Requirements of Law” shall mean, as to any Person, the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Subsidiary” shall mean any corporation, partnership, limited liability company or joint venture more than fifty percent (50%) of the stock or other ownership interest of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation, partnership or joint venture (irrespective of whether or not at the time stock of any other class or classes of such corporation, partnership or joint venture shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the day and year first above written.

APPLE REIT SEVEN, INC., a Virginia corporation

By:	/s/ David Bucklay
Name:	David Bucklay
Title	SVP

WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

LIST OF SCHEDULES AND EXHIBITS

Schedule I	Addresses

Schedule II	Subsidiaries

Schedule III	Owned Hotels/Existing Indebtedness/Existing Liens

Schedule IV	Acquired Hotels/Indebtedness to be Assumed/Liens to be Permitted

Exhibit A	Form of Promissory Note

Exhibit B	Form of Guaranty

SCHEDULE I

ADDRESSES

LENDER	COMPANY
Wachovia Bank, National Association	Apple REIT Seven, Inc.
One Wachovia Center, 16th Floor	814 E. Main Street
301 South College Street	Richmond, Virginia 23219
Charlotte, North Carolina 28288-0172	Attention: David McKenney
Attention: Chris Troutman	Telephone No.: (804) 344-8121
Telephone No.: (704) 715-6161	Telecopy No.: (804) 344-8129
Telecopy No.: (704)715-0059

SCHEDULE II

SUBSIDIARIES

Subsidiaries of Apple REIT Seven, Inc.

(The state of incorporation or organization of

each subsidiary is Virginia, except as noted)

[ATTACH CHART SUPPLIED BY COMPANY]

SCHEDULE III

Owned Hotels/Existing Indebtedness/Existing Liens

HOTEL LOCATION	TYPE OF HOTEL	OWNER	IDENTITY OF LENDER HOLDING LIEN ON PROPERTY	MAXIMUM AMOUNT OF DEBT ENCUMBERING PROPERTY
Houston (Midway) TX	Residence Inn by Marriott	Apple Seven Hospitality Texas, L.P.	N/A	N/A
Rancho Bernardo CA	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Brownsville TX	Courtyard by Marriott	Apple Seven Hospitality Texas, L.P.	N/A	N/A
Stafford TX	Homewood Suites	Apple Seven Hospitality Texas, L.P.	N/A	N/A
Auburn AL	Hilton Garden Inn	Apple Seven Hospitality Southeast, L.P.	N/A	N/A
Montgomery AL	Hilton Garden Inn	Apple Seven Hospitality Southeast, L.P.	N/A	N/A
Troy AL	Hampton Inn	Apple Seven Hospitality Southeast, L.P.	N/A	N/A
Montgomery AL	Homewood Suites	Apple Seven Hospitality Southeast, L.P.	N/A	N/A
Huntsville AL	Hilton Garden Inn	Apple Seven Hospitality Southeast, L.P.	N/A	N/A
Lake Union WA	Residence Inn	Apple Seven Hospitality Ownership, Inc	N/A	N/A
Sarasota FL	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Hattiesburg MS	Courtyard by Marriott	Sunbelt-CHM. L.L.C.	N/A	N/A
Huntsville AL	Homewood Suites	Apple Seven Hospitality Southeast, L.P.	N/A	N/A
Omaha NE	Courtyard by Marriott	Apple Seven SPE Omaha CY, Inc.	Capmark	$13,250,000

Aggregate maximum amount of indebtedness secured by liens on Owned Hotels: $13,250,000

2

SCHEDULE IV

Acquired Hotels/Indebtedness to be Incurred/Liens to be Permitted

HOTEL LOCATION	TYPE OF HOTEL	OWNER	IDENTITY OF LENDER HOLDING LIEN ON PROPERTY	MAXIMUM AMOUNT OF DEBT ENCUMBERING PROPERTY
Cincinnati (Milford) OH	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Tupelo MS	Hampton Inn	A7 SPE Tupelo HI, L.P.	Wachovia	$4,100,000
Newark NJ	Springhill Suites by Marriott	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Danbury CT	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Islip (MacArthur Airport) NY	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Jacksonville FL	Homewood Suites	[to-be-formed SPE]	Capmark	$10,752,792
New Orleans LA	Homewood Suites	[to-be-formed SPE]	Capmark	$16,485,789
Rancho Bernardo CA	Courtyard by Marriott	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Savannah GA	Homewood Suites	[to-be-formed SPE]	Capmark	$8,628,593
Agoura Hills CA	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Highlands Ranch CO	Hilton Garden Inn	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Corpus Christi TX	Courtyard by Marriott	Apple Seven Hospitality Texas, L.P.	N/A	N/A
Highlands Ranch CO	Residence Inn by Marriott	[to-be-formed SPE]	Capmark	$11,550,000
Cranford NJ	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Mahwah NJ	Homewood Suites	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
San Diego (Airport) CA	Hampton Inn	[to-be-formed SPE]	Lehman	$16,357,824
Miami (Blue Lagoon) FL	Homewood Suites	[to-be-formed SPE]	Capmark	$9,899,844
Vancouver BC Canada	Springhill Suites by Marriott	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Prattville AL	Courtyard by Marriott	Sunbelt-CPA, L.L.C.	N/A	N/A
San Diego (Downtown) CA	Residence Inn by Marriott	[to-be-formed SPE]	Bear Stearns	$16,051,139
Provo UT	Residence Inn by Marriott	[to-be-formed SPE]	Bear Stearns	$5,639,590
Macon GA	Hilton Garden Inn	Apple Seven Hospitality Southeast, L.P.	N/A	N/A
Miami (Dolphin Mall) FL	Courtyard by Marriott	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
Trussville AL	Courtyard by Marriott	Sunbelt-CTA, L.L.C.	N/A	N/A
Tucson AZ	Residence Inn by Marriott	Apple Seven Hospitality Ownership, Inc.	N/A	N/A
El Paso TX	Homewood Suites	Apple Seven Hospitality Texas, L.P.	N/A	N/A
San Antonio (Airport) TX	TownePlace Suites by Marriott	Apple Seven Hospitality Texas, L.P.	N/A	N/A
San Antonio (USAA) TX	TownePlace Suites by Marriott	Apple Seven Hospitality Texas, L.P.	N/A	N/A

Aggregate maximum amount of indebtedness secured by liens on Acquired Hotels: $99,465,571

PROMISSORY NOTE

December 14, 2006

FOR VALUE RECEIVED, APPLE REIT SEVEN, INC., a Virginia corporation the “Company”) hereby unconditionally promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”), at the office of WACHOVIA BANK, located at One Wachovia Center, TW-16, 301 South College Street, Charlotte, North Carolina 28288-0172, in lawful money of the United States and in immediately available funds, on the dates required under that certain Loan Agreement of even date herewith by and between the Company and the Lender (as the same may be amended, extended or replaced from time to time, the “Agreement” and with the capitalized terms not otherwise defined herein used with the meanings given such terms in the Agreement), the sum of $150,000,000.00, the maximum outstanding principal amount of the Loan made under the Agreement, or such lesser amount as has been actually disbursed to the Company by the Lender from time to time pursuant to the Agreement.

The Company further agrees to pay interest in like money and funds at the office of the Lender referred to above, on the unpaid principal balance hereof from the date advanced until paid in full on the dates and at the applicable rates set forth in the Agreement. The holder of this Note is hereby authorized to record the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note (or by any analogous method the holder hereof may elect consistent with its customary practices) and any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Company under the Note, the Agreement or any other documents which may evidence or govern this indebtedness.

This Note is the Note referred to in, and is entitled to all the benefits of, the Agreement. Reference is hereby made to the Agreement for rights and obligations of payment and prepayment, Events of Default and the rights of acceleration of the maturity hereof upon the occurrence of an Event of Default.

This Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina, and is being executed by the duly authorized officers of the Company as of the day and year first above written.

APPLE REIT SEVEN, INC., a Virginia corporation

By:	/s/ David Bucklay
Name:	David Bucklay
Title:	SVP

2

EXHIBIT B

FORM OF GUARANTY

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the 14th day of December, 2006 by APPLE SEVEN HOSPITALITY, INC., a Virginia corporation (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied

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against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security

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and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lender shall determine. To the extent that any of the provisions of this

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Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of Guarantor to pay or perform Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

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(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any

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event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(l)Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

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12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[SIGNATURE ON NEXT PAGE]

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Executed and sealed as of the day and year first above written.

APPLE SEVEN HOSPITALITY, INC., a Virginia corporation

By:	/s/ Justin G. Knight
Name:	Justin G. Knight
Title:	President

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the 14th day of December, 2006 by APPLE SEVEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is wholly-owned by Apple Seven Hospitality, Inc., which is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied

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against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security

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and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq.. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lender shall determine. To the extent that any of the provisions of this

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Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of Guarantor to pay or perform Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

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(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve

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and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(l) Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

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12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[SIGNATURE ON NEXT PAGE]

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Executed and sealed as of the day and year first above written.

APPLE SEVEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation

By:	/s/ Justin G. Knight
Name:	Justin G. Knight
Title:	President

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the 14th day of December, 2006 by APPLE SEVEN TEXAS GP, Inc., a Virginia corporation (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is wholly-owned by Apple Seven Hospitality Ownership, Inc., which is wholly-owned by Apple Seven Hospitality, Inc., which is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact

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form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the

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Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq.. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order

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and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of Guarantor to pay or

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perform Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to

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be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply would not have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(l) Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter

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acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

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Executed and sealed as of the day and year first above written.

APPLE SEVEN TEXAS GP, INC., a Virginia corporation

By:	/s/ Justin G. Knight
Name:	Justin G. Knight
Title:	President

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the 14th day of December, 2006 by APPLE SEVEN TEXAS LP, INC., a Virginia corporation (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is wholly-owned by Apple Seven Hospitality Ownership, Inc., which is wholly-owned by Apple Seven Hospitality, Inc., which is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact

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form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the

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Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order

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and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of Guarantor to pay or

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perform Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to

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be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(l) Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter

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acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

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Executed and sealed as of the day and year first above written.

APPLE SEVEN TEXAS LP, INC., a Virginia corporation

By:	/s/ Justin G. Knight
Name:	Justin G. Knight
Title:	President

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the 14th day of December, 2006 by APPLE SEVEN SOUTHEAST GP, INC., a Virginia corporation (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is wholly-owned by Apple Seven Hospitality Ownership, Inc., which is wholly-owned by Apple Seven Hospitality, Inc., which is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact

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form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the

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Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order

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and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of Guarantor to pay or

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perform Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to

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be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(l) Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter

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acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[SIGNATURE ON NEXT PAGE]

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Executed and sealed as of the day and year first above written.

APPLE SEVEN SOUTHEAST GP, INC., a Virginia corporation

By:	/s/ Justin G. Knight
Name:	Justin G. Knight
Title:	President

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the 14th day of December, 2006 by APPLE SEVEN SOUTHEAST LP, INC., a Virginia corporation (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is wholly-owned by Apple Seven Hospitality Ownership, Inc., which is wholly-owned by Apple Seven Hospitality, Inc., which is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact

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form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the

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Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq.. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order

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and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of Guarantor to pay or

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perform Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to

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be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(l) Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter

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acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[SIGNATURE ON NEXT PAGE]

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Executed and sealed as of the day and year first above written.

APPLE SEVEN SOUTHEAST LP. INC., a Virginia corporation

By:	/s/ Justin G. Knight
Name:	Justin G. Knight
Title:	President

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the 14th day of December, 2006 by APPLE SEVEN HOSPITALITY TEXAS, L.P., a Virginia limited partnership (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is wholly-owned by Apple Seven Texas GP, Inc. and Apple Seven Texas LP, Inc., each of which is wholly-owned by Apple Seven Hospitality Ownership, Inc., which is wholly-owned by Apple Seven Hospitality, Inc., which is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of

Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of

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Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease

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of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq.. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender

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to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a limited partnership under the laws of the Commonwealth of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of

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Guarantor to pay or perform Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to

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be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(1) Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter

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acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[SIGNATURE ON NEXT PAGE]

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Executed and sealed as of the day and year first above written.

APPLE SEVEN HOSPITALITY TEXAS, L.P., a Virginia limited partnership

By:	Apple Seven Texas GP, Inc., a Virginia corporation, its sole general partner

	By:	/s/ Justin G. Knight
	Name:	Justin G. Knight
	Title:	President

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the 14th day of December , 2006 by APPLE SEVEN HOSPITALITY SOUTHEAST, L.P., a Virginia limited partnership (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is wholly-owned by Apple Seven Southeast GP, Inc. and Apple Seven Southeast LP, Inc., each of which is wholly-owned by Apple Seven Hospitality Ownership, Inc., which is wholly-owned by Apple Seven Hospitality, Inc., which is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of

Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of

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Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease

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of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq.. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender

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to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a limited partnership under the laws of the Commonwealth of Virginia and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of Guarantor to pay or perform

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Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to

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be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(l) Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter

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acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[SIGNATURE ON NEXT PAGE]

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Executed and sealed as of the day and year first above written.

APPLE SEVEN HOSPITALITY SOUTHEAST, L.P., a Virginia limited partnership

By:	Apple Seven Southeast GP, Inc., a Virginia corporation, its sole general partner

	By:	/s/ Justin G. Knight
	Name:	Justin G. Knight
	Title:	President

GUARANTY

THIS GUARANTY (the “Guaranty”) is made and dated as of the14th day of December, 2006 by SUNBELT-CHM, L.L.C., an Alabama limited liability company (“Guarantor”).

RECITALS

A. Pursuant to that certain Loan Agreement of even date herewith between Apple REIT Seven, Inc. (the “Company”) and Wachovia Bank, National Association (the “Lender”), (as amended, extended and replaced from time to time, the “Loan Agreement,” and with capitalized terms not otherwise defined herein used with the same meanings as in the Loan Agreement) the Lender has agreed to extend credit to the Company, on the terms and subject to the conditions set forth therein.

B. As a condition precedent to the effectiveness of the Loan Documents and pursuant to the terms of and as specifically required as a condition to the effectiveness of the Loan Agreement, Guarantor is required to execute and deliver to the Lender this Guaranty.

C. Guarantor is wholly-owned by Apple Seven Hospitality Ownership, Inc., which is wholly-owned by Apple Seven Hospitality, Inc., which is a wholly-owned subsidiary of the Company, and thus will derive material benefit from the extension of credit by the Lender to the Company pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

1. (a) Guarantor hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable. This Guaranty is a guaranty of payment and not of collection.

(b) Notwithstanding anything to the contrary contained in subsection (a) above, it is the intention of Guarantor and Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to Guarantor or its assets, the amount of Guarantor’s obligations under this Guaranty shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of all applicable laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other “avoidance” provisions of Title 11 of the United States Code) (“Applicable Insolvency Laws”) after giving effect to subsection (c) below. To that end, but only in the event and to the extent that after giving effect to subsection (c) below Guarantor’s obligations under this Guaranty or any payment made pursuant hereto would, but for the operation of the first sentence of this subsection (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to subsection (c) below, the amount of Guarantor’s obligations under this Guaranty shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render Guarantor’s obligations under this Guaranty unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made by Guarantor pursuant to this Guaranty exceeds the limitation of the first sentence of this subsection (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the obligations of Guarantor hereunder, as limited by the first sentence of this subsection (b), shall in all events remain in full force and effect and be fully enforceable against Guarantor. The first sentence of this subsection (b) is intended solely to preserve the rights of Lender hereunder against Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither Guarantor, Company, any other guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

(c) (i) To the extent Guarantor is required, by reason of its obligations hereunder, to pay to Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, Guarantor shall have an enforceable right of contribution against Company, and Company shall be liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (ii), Guarantor further shall be subrogated to any and all rights of Lender against Company to the extent of such excess payment.

(ii) Notwithstanding any payment or payments by Guarantor hereunder, or any set-off or application of funds of Guarantor by Lender, or the receipt of any amounts by Lender with respect to any of the obligations of Guarantor hereunder, Guarantor shall not be entitled to be subrogated to any of the rights of Lender against Company or any other guarantors or against any collateral security, if any, held by or for the benefit of Lender for the payment of the Obligations nor shall Guarantor seek any reimbursement from Company in respect of payments made by Guarantor in connection with the obligations of Guarantor hereunder, until all amounts owing to Lender on account of the Obligations are paid in full and the Aggregate Commitment is terminated. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for Lender, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Lender in the exact

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form received by Guarantor (duly endorsed by Guarantor to Lender, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Loan Agreement.

2. Guarantor irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Company or Guarantor, and unconditionally promises to pay such Obligations to Lender, or order, on demand, in lawful money of the United States.

3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the guaranteed Obligations, or (e) any payment made to Lender on the Obligations which any of such Persons repay to Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

4. (a) The obligations of Guarantor hereunder are independent of the Obligations of Company, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Company and whether or not Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Company or other circumstance which operates to toll any statute of limitations as to Company shall operate to toll the statute of limitations as to Guarantor.

(b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, charges, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish Lender with copies of any tax receipts or such other evidence of payment as Lender may require. However, Guarantor shall not be liable for any income tax liability arising under the Loan.

5. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the

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Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender, in its discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, Company or other obligors. Lender may without notice to or the further consent of Company or Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

6. It is not necessary for Lender to inquire into the capacity or power of Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. Guarantor waives any right to require Lender to (a) proceed against Company or any other party; (b) proceed against or exhaust any security held from Company; or (c) pursue any other remedy in Lender’s power whatsoever. To this end, and without limiting the generality of the foregoing, Guarantor expressly waives any rights Guarantor might otherwise have had under the provisions of North Carolina General Statutes §26-7 et seq. Guarantor waives any personal defense based on or arising out of any personal defense of Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Company other than payment in full of the Obligations. Lender may, at its election, foreclose on any security held for the guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy Lender may have against Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations have been paid. Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security. Guarantor hereby waives, until such time as all of its obligations under this Guaranty have been performed, discharged or terminated, and all Obligations under the Loan have been performed, discharged or terminated, any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Lender has against the Company or any collateral which the Lender now has or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by Company to the Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in such order

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and manner as the Lender shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor to the Lender may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lender’s right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Guarantor assumes all responsibility for being and keeping itself informed of Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that Lender shall have no duty to advise Guarantor of information known to any of them regarding such circumstances or risks.

8. In addition to the Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of Guarantor hereunder are binding upon Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

9. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

10. Guarantor agrees to execute any and all further documents, instruments and agreements as Lender from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

11. Guarantor hereby represents and warrants and agrees that:

(a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of Alabama and is qualified to do business in each other jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on Guarantor or its property or business or on Guarantor’s ability to pay or perform its obligations hereunder, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes to do so, (3) is in compliance with all Requirements of Law and Contractual Obligations to the extent that failure to so comply could have a material adverse effect on Guarantor or the Company or any of their respective property or business or on the ability of Company to pay or perform the Obligations or the ability of Guarantor to pay or

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perform Guarantor’s obligations hereunder, and (4) has reviewed and approved the Loan Documents.

(b) Guarantor has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Loan Documents to which Guarantor is a party have been duly executed and delivered on behalf of Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c) Guarantor has not made, and will not make, any agreement which (i) prohibits or restricts the pledging or creation of lien upon the Owned Hotels, if any, which Guarantor owns or (ii) creates a lien on the Owned Hotels, if any, which Guarantor owns (other than those agreements granting the Liens noted on Schedules III and IV to the Loan Agreement).

(d) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligations of Guarantor the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(e) Guarantor is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Neither Guarantor nor any of the Subsidiaries of Guarantor, if any, is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan made under the Loan Agreement will be used, directly or indirectly, for “purchasing” or “carrying” “margin stock” as so defined or for any purpose which violates, or which would be inconsistent with, the applicable provisions of the Regulations of the Board of Governors of the Federal Reserve System.

(g) No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of Guarantor in connection with the execution and delivery of the Loan Documents to which Guarantor is a party or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

(h) To the extent of Guarantor’s actual control and knowledge, Guarantor shall (i) operate its hotels, if any, in material compliance with the terms of any Franchise Agreements in effect as of the date hereof; (ii) promptly perform and observe (or cause to

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be performed or observed) all of the material covenants required to be performed and observed by it under the Franchise Agreements and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any event of default under the Franchise Agreements of which it is aware; and (iv) promptly enforce the performance and observance of all of the covenants required to be performed and observed by the franchisor under the Franchise Agreements. To the extent of Guarantor’s actual control and knowledge, without Lender’s prior consent, Guarantor shall not, and shall not permit the lessee under any percentage lease or any manager to: (i) surrender, terminate or cancel any Franchise Agreement; (ii) reduce or consent to the reduction of the term of any Franchise Agreement; (iii) increase or consent to the increase of the amount of any charges under any Franchise Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, any Franchise Agreement or (v) suffer or permit the occurrence of continuance a default beyond any applicable cure period under any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender) if such default permits the franchiser to terminate or cancel any Franchise Agreement (or any successor franchise agreement with a national hotel chain approved by Lender).

(i) Guarantor is not and shall not be a party to any Indebtedness other than (i) the Indebtedness evidenced by this Guaranty and (ii) the Indebtedness listed on Schedule III to the Credit Agreement, and Guarantor shall not incur any additional Indebtedness on or secured by (including, without limitation, by any Lien, pledge, encumbrance or hypothecation of or on) any Hotel property owned by Guarantor, other than that Indebtedness contemplated on Schedules III and IV of the Loan Agreement.

(j) Guarantor shall maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law, in each case applicable to the conduct of its business, except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of Guarantor.

(k) Guarantor shall pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of Lender for the payment thereof in the event Guarantor is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by Guarantor.

(l) Guarantor shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

(m) Guarantor shall not sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter

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acquired, other than in the ordinary course of business and at fair market value, without the prior written consent of Lender.

12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of North Carolina.

13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

[SIGNATURE ON NEXT PAGE]

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Executed and sealed as of the day and year first above written.

SUNBELT-CHM, L.L C., an Alabama corporation

By:	Apple Seven Hospitality Ownership, Inc., a Virginia corporation, its sole member

	By:	/s/ Justin G. Knight
	Name:	Justin G. Knight
	Title:	President